UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 1, 2007
Date of Report (Date of earliest event reported)

GABRIEL TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-23415	22-3062052
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4538 S. 140th Street, Omaha, Nebraska 68137
(Address of principal executive offices, including Zip Code)

(402) 614-0258
 (Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrants Business and Operations
Item 1.01 Entry into a Material Definitive Agreement

(a) On October 17, 2007, Gabriel Technologies Corporation (the “Company”) entered into a Units Purchase Agreement with Elliott Broidy, Richard Selby, James H. Zukin, Bradley H. Mindlin, Lars Hens, Matan Caspy, Norman F. Siegel, Trustee of the Norman F. Siegel Living Trust dated July 26, 2005, as amended, Bradley H. Mindlin, trustee of the Broidy Siblings United Trust FBO Rachel Golda Broidy, Bradley H. Mindlin, trustee of the Broidy Siblings United Trust FBO Lauren Hannah Broidy, and Bradley H. Mindlin, trustee of the Broidy Siblings United Trust FBO Nathaniel David Broidy (hereinafter collectively referred to as “Buyers”) for the for the sale of Class A Membership Units (the “Units”) of Resilent, LLC, a Nebraska limited liability company, (the “Agreement”).  Pursuant to the Agreement the Company sold 9,368 Units to Buyers for $40.00 per unit, for a total of $374,720.00.  A copy of the Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Section 4 – Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) New independent accountants

The Company engaged HJ & Associates, L.L.C. (“HJ&A”) as its new independent accountants as of October 16, 2007. During the two most recent fiscal years and through the date of this Current Report, the Company has not consulted with HJ&A regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that  HJ&A concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

Section 8 – Other Events
Item 8.01 Other Events.

On October 1, 2007, Gabriel Technologies Corporation engaged Sichenzia Ross Friedman Ference LLP (“SRFF”) as their securities counsel.  SRFF has been providing myriad companies with experienced, professional representation in all matters involving the securities industry since 1998.  SRFF’s website can be accessed at http://www.srff.com.

Item 9.01 Financial Statements and Exhibits

(a)   Financial Statements of Businesses Acquired
None
(b)   Pro Forma Financial Information
 None
(d)   Exhibits

Exhibit Number	Description
10.1	Form of Units Purchase Agreement dated October 17, 07

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gabriel Technologies Corporation

Dated: December 11, 2007	By:	/s/ Ronald E. Gillum, Jr.
Name: Ronald E. Gillum, Jr.
Title: President and Chief Operating Officer